SONNET BioTherapeutics

Corporate Presentation
September 2024



sonnetbio.com
NASDAQ: SONN

Forward-Looking Statements

This presentation contains certain forward-looking statements about Sonnet BioTherapeutics within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the outcome of the Company's clinical trials, the Company's cash runway, the Company's product development, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management's current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Unless the context requires otherwise, references to "Sonnet," "Company," "we," "us" and "our" refer to Sonnet BioTherapeutics Holdings, Inc.



Investment Highlights

Developing targeted immuno-oncology drugs that turn 'cold' tumors 'hot'

Fully modular technology enables the design of single or bifunctional biologic compounds that target albumin, which binds to FcRn, GP60 and SPARC. Albumin is elevated in the TME.

Validated albumin-binding approach affords targeted delivery with enhanced tumor penetration, retention, and local activation of an immune effect

Lead programs designed to address high-value solid tumor markets

Demonstrated encouraging results in immune activation and tumor reduction

Existing material supply agreement with Roche and pipeline evaluation agreement with JNJ

Multiple important milestones expected in near-term

SONNET BioTherapeutics

Development Pipeline

	PROGRAM	INDICATIONS	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	PARTNER
F_HAB Technology	SON-1010 (IL12-F_HAB)	Solid Tumors						
F_HAB Technology	SON-1010 (IL12-F_HAB) Combination with atezolizumab (Tecentriq®)	Platinum-Resistant Ovarian Cancer (PROC)						Roche
F_HAB Technology	SON-1210 (IL12-F_HAB-IL15)	Solid Tumors						
F_HAB Technology	SON-1210 (IL12-F_HAB-IL15)	Pancreatic Cancer						SARCOMA ONCOLOGY CENTER
F_HAB Technology	SON-1411 (IL18-F_HAB-IL12)	Solid Tumors						
F_HAB Technology	SON-1400 (IL18-F_HAB)	Solid Tumors						
	SON-080 (Low-dose IL-6)	Chemotherapy Induced Peripheral Neuropathy (CIPN)						
	SON-080 (Low-dose IL-6)	Diabetic Peripheral Neuropathy (DPN)						New Life Therapeutics

F_HAB Platform Technology Mechanism of Action

View Video

Fully Human Albumin-Binding (F_HAB®) Platform



IL-18



IL-12

Fully Modular Technology
Provides Single or
Bifunctional Capabilities

SON-1010 (IL12-F_HAB)



F_HAB Construct

Single Chain Antibody Fragment (scFv)
Targets TME while Enhancing PK and Therapeutic Half-Life



IL-15



IL-12

Targeted Delivery with Enhanced Tumor Penetration and Retention



1
F_HAB construct binds to albumin in systemic circulation
IL-12
SON-1010
F_HAB
Albumin
2
Albumin binds to **GP60** and **FcRn receptors**, which are overexpressed on tumor vessel walls, and is then transported across the vessel walls
GP60
FcRn
SPARC
3
Solid tumors secrete **SPARC** to bind albumin tightly at lower pH in the tumor microenvironment
4
Provides localized delivery and activity of the therapeutic agent to the tumor
IFNγ upregulates **PD-L1** expression on tumor cells, providing a target for checkpoint inhibitors
PD-L1
IFNγ
5
Activation and modulation within the tumor microenvironment
Il-12 on SON-1010 binds receptors on NK, CD4, CTL, and B cells to promote activation, secrete IFNγ, and convert M2 to M1 cells.

Cytokine Payloads with Demonstrated Anti-Tumor Potential

Customizable Platform to Drive Desired Immune Responses

IL-12 (Interleukin-12)

- Activates T cells and NK cells
- Reducing immunosuppression by conversion of M2→M1
- Enhancing anti-tumor effects by promoting Th1 differentiation and IFN-γ production, crucial for anti-tumor immunity

IL-18 (Interleukin-18)

- Activates T cells and NK cells
- Boosting local IFN-γ production and NK cell activity
- Works synergistically with IL-12 to enhance Th1 responses and overall anti-tumor immunity
- Increases chemokines CXCL9 & 10 expression which increases TH1, NK & CD8+ T cells infiltrate into tumors

IL-15 (Interleukin-15)

- Activates T cells and NK cells
- Enhances local T cell and NK cell activation without promoting Tregs
- Sustained and effective anti-tumor immunity by decreasing CD8 memory loss by apoptosis allowing long term immunosurveillance of the cancer

Demonstrated Tumor Uptake and Retention

SPARC-Mediated Binding with Optimized Tumor Retention Using Albumin, Most Abundant Protein in the Blood and Elevated in the TME



F_HAB Alone
Anti-TGFβ, no F_HAB
Anti-TGFβ-F_HAB
50kD
25kD
0.5
4
12
24
0.5
4
12
24
0.5
4
12
24
hours

Results show F_HAB enhanced EPR = Efficacy



Tumor Biodistribution
%ID / Gram
1.2
1
0.8
0.6
0.4
0.2
0
6 HR
24 HR
48 HR
96 HR
Time
89Zr-mIL12
89Zr-mIL12-FHAB

Comparative accumulation in B16F10 melanoma tumors of ^{89}Zr-mIL12 versus ^{89}Zr-mIL12-F_HAB



Lymph Nodes Biodistribution
%ID / Gram
2.5
2
1.5
1
0.5
0
6 HR
24 HR
48 HR
96 HR
Time
89Zr-mIL12
89Zr-mIL12-FHAB

Comparative accumulation in lymph nodes of ^{89}Zr-mIL12 versus ^{89}Zr-mIL12-F_HAB

SONNET BioTherapeutics

Enhanced Pharmacokinetic Characteristics

F_HAB Has Shown to Extend Plasma Half-Life of Cytokine Payloads

IL-12: 4x Improvement



IL12-FHAB
IL12WT
Protein Concentration (pg/ml)
10,000,000.00000
1,000,000.00000
100,000.00000
10,000.00000
1,000.00000
100.00000
10.00000
1.00000
0
5
10
15
20
25
30
t1/2 β = 9.5 hrs
t1/2 β = 2.5 hrs*
* IL12 pK in Mice ~3 hrs J. Immunol. 164, 839-847
Time (Hours)

IL-12: MW = 70 Kd

IL-15: 10x Improvement



IL15-FHAB
IL15WT
0
5
10
15
20
25
30
t1/2β ~ 7.0 hrs
t1/2 β = 0.6 hrs
* IL15 pK in Mice~ 0.5 hrs 2012 PLoS ONE 7(2):
Time (Hours)

IL-15: MW = 13 Kd

SONNET BioTherapeutics

Validated Approach

Albumin and GP60/SPARC Pathway Validated by Multiple Anti-Cancer Therapies

Abraxane®
nanoparticle albumin bound paclitaxel

Abraxis Bio Science → Celgene

Acquisition in 2010

NANOBODY

Bivalent anti-RANKL construct
Nanobody that binds to Albumin

Ablynx → sanofi

January 2018 Acquisition



SON-1010 (IL12-F_HAB)

Targeted Immune Activation Cancer Therapy, Turning ‘Cold’ Tumors ‘Hot’

Initially Targeting Solid Tumors and
Platinum-Resistant Ovarian Cancer (PROC)

SONNET BioTherapeutics

Significant Unmet Need

Platinum-Resistant Ovarian Cancer (PROC)

58% of Patients **Diagnosed at Late Stage** of Disease with Only a **31% 5-year Survival**[2,3]

Current Therapies are Lacking

No durable responses

Recently approved Elahere® only benefits 42% of patients[4]

Market Opportunity[1]

19,710	Estimated new cases annually in the US
13,270	Approximate deaths annually in the US
$5.2B	Total market opportunity
$8.9B	Expected to grow at a 14.8% CAGR by 2028

1. Research & Markets Ovarian Cancer drugs global Market Report 2023
2. Ovarian cancer population screening and mortality after long-term follow-up in the UK Collaborative Trial of Ovarian Cancer Screening (UKCTOCS): a randomised controlled trial. National Library of Health.(2021). https://www.ncbi.nlm.nih.gov/pmc/articles/PMC8192829/
3. *Ovarian cancer survival rates: Ovarian cancer prognosis*. Ovarian Cancer Survival Rates | Ovarian Cancer Prognosis | American Cancer Society. (n.d.). https://www.cancer.org/cancer/types/ovarian-cancer/detection-diagnosis-staging/survival-rates.html
4. https://www.elahere.com/pdf/prescribing-information.pdf

SON-1010 (IL12-F_HAB)


SON-1010
IL12
F_HAB Construct

Ongoing Studies for Solid Tumors and Platinum-Resistant Ovarian Cancer (PROC)

Targeted systemic delivery and activation of local immune responses within the tumor microenvironment

Material Supply Agreement with Roche for the study of PROC using SON-1010 in Combination with atezolizumab (Tecentriq®)

Key Milestones:

Phase 1: Solid Tumors (Monotherapy)

- 2H24 – Safety Data
- 2H24 – 1H25 – Additional Safety Data
- 1H25 – Topline Efficacy Data
- 2H25 – RP2D & Topline Efficacy Data

Phase 1b/2a: PROC (Combo with Atezolizumab)

SONNET BioTherapeutics

Demonstrated to Reduce Tumor Growth



Placebo
IL12-F$_H$AB (1.3µg)
IL-12 (30µg)
1:30 ratio of IL-12
Dose
Tumor Volume mm^3
Days
3000
2500
2000
1500
1000
500
0
0
2
4
6
8
10
2857
1996
1002

SON-1010 (IL12-F$_H$AB) vs IL-12 Alone in Mouse B16F10 Melanoma Model

SON-1010 is ~35-Fold More Potent Than IL-12 Alone at Day 10

Development Plan Towards Potential Approval

SB102 Completed / SB101 Late-Stage
Phase 1 Ongoing
SON-1010 Monotherapy
Solid Tumors

→

SB221
Phase 1b/2a Ongoing
SON-1010 Combo with atezolizumab
PROC

→

Potential Future
Phase 2b Dose Finding Study

→

Potential Future
Phase 3 Study (pop PK)

→

BLA
Submission

SB221 → **Potential for Breakthrough Therapy**

SB101/SB102

Ongoing Phase 1 Study

Program Highlights:

- 7 of the first 16 patients (44%) have evidence of clinical benefit (SD at 4 months)
- Dose-related IFNγ response
- No dose limiting toxicities to-date
- Favorable safety profile



SB102: SAD for PK/PD/FACS in Healthy Volunteers
Dose Level 1
50 ng/kg
6 per cohort
Dose Level 2
100 ng/kg
Dose Level 3
150 ng/kg
Dose Level 4
300 ng/kg (≈ 200ng/kg rhIL-12)
Interim PK Analysis and Modeling
Dose level 1
50 ng/kg q4wks
3-6 per cohort
Dose level 2
150 ng/kg q4wks
Dose level 3
150/300* ng/kg q4wks
Dose level 3
150/300 ng/kg q3wks
Dose level 4
150/540 ng/kg q3wks
Dose level 5
300/750 ng/kg q3wks
Dose level 6
300/1200 ng/kg q3wks (≈ 800ng/kg rhIL-12)
SB101: Safety compared With rhIL-12, MAD/MTD in End-stage Solid Tumors

* Desensitizing first dose, followed by maintenance dose

SONNET BioTherapeutics

SB101: Phase 1 Study

Clinical Benefit

Mean Progression Free Survival of 166 Days

7 of 16 (44%) Patients remained stable at 4 months, suggesting clinical benefit

The first patient, whose endometrial sarcoma was progressing at study entry, had smaller tumors and complete resolution of her ascites at 11 months. She finally progressed at 23 months and her ascites has partially returned



50 ng/kg q4w
M1
150 ng/kg q4w
M2
150 -> 300 ng/kg q4w
M3
150 -> 300 ng/kg q3w
M3 b
150 -> 540 ng/kg q3w
M4
300 -> 750 ng/kg q3w
M5
PD at Entry
SD at Entry
Stable Disease
iUPD
PD / iCPD
Continued Response
0 30 61 91 122 152 183 213 243 274 304 335 365 395 426 456 487 517 548
Days since study start

SONNET BioTherapeutics

AACR Annual Meeting 2017, Poster #588

SB101: Phase 1 Study

Immune System Activation

Increase in key Inflamatory Markers: IFNγ, IL-1β, IL-2, IL-4, IL-6, IL-8, IL-10, and TNFα

Dose-Related, Controlled and Prolonged Increase in IFNγ

No Evidence of Cytokine Release Syndrome at Any Dose



IFN-γ
IFN-γ pg/mL
1000
100
10
1
0 7 14 21 28 35 42 49 56
Day
IL-10
IL-10 pg/mL
100
10
1
0.1
0 7 14 21 28 35 42 49 56
Day
IL-6
IL-6 pg/mL
100
10
1
0 7 14 21 28 35 42 49 56
Day
IL-8
IL-8 pg/mL
100
10
1
0 7 14 21 28 35 42 49 56
Day
M1 50 ng/kg q4w
M2 150 ng/kg q4w
M3 150* -> 300 q4w
M3b 150 -> 300 q3w

SONNET BioTherapeutics

SB101/102: Phase 1 Study

PK Demonstrates Extended Half-Life of IL-12

Mean Half-Life was 113 Hours with SON-1010, Compared to 12 Hours with rhIL-12

Enhanced Dose-Related Single Compartment Kinetics in Cancer Patients Compared to Two Compartments in Healthy Volunteers


SB101 PK, Cycle 2 in Cancer
SON-1010 pg/mL
180
160
140
120
100
80
60
40
20
0
0
7
14
21
28
Days since dose
1: 50 q4w C2
2: 150 q4w C2
3: 150/300 q4w C2
3b: 150/300 q3w C2


SON-1010 pg/mL
150
100
50
0
0
7
14
21
28
Day
50 ng/kg
100 ng/kg
150 ng/kg
0
1
2
3
4
5
6
7

SB221: Phase 1b/2 Study

SON-1010 Combination with Atezolizumab in PROC

Material Supply Agreement with Roche for atezolizumab (Tecentriq®)

Enrolling Subjects with PROC and Have Recurrence Within 6 Months Following Last Dose of a Platinum-Containing Regimen

Part 1:

- Enrolling: 30-51 Subjects

Part 2:

- Enrolling: 80 Subjects
- Interim Results at 32 Events



SON-1010 @ 100 ug/mL
E6
SON6 + ICI (PROC)
300/1200
E5
SON5 + ICI (PROC)
300/850
E4
SON4 + ICI (PROC)
300/600
E3
SON3 + ICI
300/450
E2
SON2 + ICI
150/300
E1
SON1 + ICI
100/150*
SB221 RP2D Expansion (PROC)
SB221: 33 AdvST (MAD/Simon)
18 at SON-1010 RP2D in PROC
Part 1: '3+3' MTD design in patients with advanced solid tumors (AdvST)
SON-1010 + ICI @ Part 1 RP2D
R1
SOC (paclitaxel, PLD, topotecan)
R2
Randomized Ovarian (PROC)
Part 2: POC in patients with platinum-resistant ovarian cancer (PROC)
* Proposed SON-1010 ng/kg desensitizing dose / SON-1010 ng/kg maintenance dose.
NCT05756907

SONNET BioTherapeutics

F_HAB Enabling Technology with Pipeline Expansion Capabilities

Demonstrating Promising Data in Solid Tumors

SON-1210

IL12-F_HAB-IL15

SON-1411

IL18-F_HAB-IL12

SONNET BioTherapeutics

SON-1210: IL12-FHAB-IL15

Improved Activity on Key Inflammatory IFNγ

IL12 Combined with IL15 Had Synergistic Effect of IFNγ Production[1]

Lymphoblast proliferation assay (IL-12)



IL12 (R&D ref)
IL12-FHAB-IL15
RLU
25000
20000
15000
10000
10^{-10}
10^{-5}
10^{0}
10^{5}
[Agonist], pM

IFN-γ release assay (IL-12)



IL12 (R&D ref)
IL12-FHAB-IL15
IL12-FHAB
400
350
300
250
200
150
100
50
0
750
150
30
6
1.2
0
Dose (pM)

CTLL-2 proliferation assay (IL-15)



IL12-FHAB-IL15
IL15 (R&D ref)
O.D.(490nm)
2.5
2.0
1.5
1.0
0.5
0.1
1
10
100
1000
[Agonist], pM

SONNET BioTherapeutics

1. No steric hindrance on bioactivity. IL12 used at equimolar concentration.

Ongoing Study in Solid Tumors


Tumor Volume (mm^3)
2400
2100
1800
1500
1200
900
600
300
0
0
2
4
6
8
10
12
14
16
18
20
22
Days
1x
3x
% Inhibition
Tumor Bearing Placebo
39% 1µg IL12-F_HAB-IL15
78% 5µg IL12-F_HAB-IL15
41% 5µg IL15 and IL12 Ref
91% 5 µg IL12-ABD-IL15 (x3)

Greater reduction in tumor volume than higher doses of the individual cytokines in the B16F10 mouse model

Controlled induction of IFNγ with no signs of cytokine release syndrome or off-target toxicity

Cini JK, et al (2023) SON-1210 - a novel bifunctional IL-12 / IL-15 fusion protein that improves cytokine half-life, targets tumors, and enhances therapeutic efficacy. Front. Immunol. 14:1326927. doi: 10.3389/fimmu.2023.1326927

SONNET BioTherapeutics

SON-1210: IL12-FHAB-IL15

Advancing as Treatment of Pancreatic Cancer

Highly aggressive and often fatal disease that originates in the pancreas, typically detected late due to vague or absent early symptoms, leading to challenging treatment and a low survival rate.

~66,440 people with pancreatic cancer[1]



12.8% 5-Year Survival for Diagnosis[2]



~85% of cases have no targeted therapy option[3]

$2.51B market in 2023 and expected to grow to $7.91B in 2032[4]

SON-1210:

First albumin-binding bifunctional IL-12/IL-15 fusion protein, for solid tumor immunotherapy

Collaboration with Sarcoma Oncology Center to commence and **fund** Investigator-Initiated Phase 1/2a Study

IND Submission Expected 2H 2024	1st Patient Dose Expected 1H 2025

"We know this is a validated mechanism for enhancing efficacy and reducing toxicity and there are no immunotherapies approved for pancreatic cancer. SON-1210's dual IL-12, IL-15 approach builds upon the success of SON-1010 in extending the cytokine half-life and turning cold tumors hot, which is being studied at our center as well."

-Dr. Sant Chawla, Director of the Sarcoma Oncology Center

SARCOMA ONCOLOGY CENTER

SONNET BioTherapeutics

1. Pancreatic cancer: Cancer of the pancreas. Cancer of the Pancreas | American Cancer Society. (n.d.). https://www.cancer.org/cancer/types/pancreatic-cancer.html
2. Cancer Stat Facts: Pancreatic Cancer. National Cancer Institute Surveillance, Epidemiology, and End Results Program. (n.d.). https://seer.cancer.gov/statfacts/html/pancreas.html
3. Liu, J., Mroczek, M., (2023). Genetics, genomics and emerging molecular therapies of pancreatic cancer. Cancers, 15(3), 779. https://doi.org/10.3390/cancers15030779
4. Pancreatic cancer market size, share, and trends 2024 to 2034. Precedence Research. (n.d.). https://www.precedenceresearch.com/pancreatic-cancer-market

SON-1411: IL18-F_HAB-IL12

Reduction in Tumor Volume

IL-18 in combination with IL-12 synergistically induces IFNγ by activating NK, CD8, and CD4 T cells, which upregulates PD-L1 on tumor cells



IFN-γ
CD8 T Cell
IFN-γ, TNF-α
Th1
NK Cell
IL-18BPR and IL-12 co-activate immune cells in the TME
CD4 T Cell
IL-18 BP
IL-18BPR
VH
VL
FHAB
IL-12
SON-1411 binds to Albumin
Albumin binds FcRn to extend half-life
Albumin binds GP60 in tumor vessels
Albumin binds SPARC in the TME at low pH

SONNET BioTherapeutics

SON-1410

IL18-F_HAB-IL12 Bifunctional Interleukins

A single dose of IL18-F_HAB-IL12 produced a greater reduction in tumor volume than higher doses of the individual cytokines in the B16F10 model.



% Inhibition
Tumor Bearing Placebo
25% 1µg IL18-F_HAB-IL12
70% 5µg IL18-F_HAB-IL12
40% 5µg IL18 & 5µg IL12 Ref
Tumor Volume (mm^3)
Days
Interleukin Dosing Ratios
IL12 @ 0.5µg & IL18 @ 0.17µg
IL12 @ 2.5µg & IL18 @ 0.85µg
IL12 @ 5µg & IL18 @ 5µg

IL-18 ^{BPR} variant in combination with IL-12 synergistically induces IFNγ by activating NK, CD8, and CD4 T cells, which upregulates PD-L1 on tumor cells

IL18 ^{BPR} variant binds the IL18 Rc like wildtype but does not bind the IL18 Binding Protein, thus having potential for improved synergistic immune activation

Sonnet's Bispecific Construct – SON-1410 Synergistic Biologic Activity:

IL-18: ↑ IL-12 receptor, ↑ IFNγ, ↑ TH1, NK & CD8 cells *infiltrating into tumors – FACS data*

IL-12: ↑ IL-18 receptor, ↑ IFNγ,

IL-12 with IL-18 ↑ CXCL9 & CXCL10 by 50-fold



Flexible Linkers
IL12
IL18
V_H
V_L
Albumin Binding Domain

SONNET BioTherapeutics

1. Cini, et al, AACR Poster #4229, New Orleans, 2022



SON-080 (Low-Dose IL-6)

Chemotherapy-Induced Peripheral Neuropathy (CIPN) and Diabetic Peripheral Neuropathy (DPN)

Seeking Partnership to Support Phase 2 Trial

Encouraging Results from Phase 1b/2a Study in CIPN

Randomized, Double-blind, Placebo-controlled Study


Interim Analysis
-4
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
24
PK/PD in ½ patients
PK/PD in other ½ patients
Screening
Follow up 12 weeks

Study Design

N=60

Blinded comparison of 20 μg vs 60 μg/dose vs placebo given SC

Duration: 12-week treatment with 12-week follow up

Initial Results (n=9)

SON-080 demonstrated to be well-tolerated at both 20 μg and 60 μg/dose

No evidence of a pro-inflammatory cytokine response, although SAA was elevated during treatment which returned to baseline after the treatment

Pain survey results suggest potential for rapid improvement of symptoms and post-dose durability

Historic over 200 patient safety data – well tolerated

SONNET BioTherapeutics

IP Portfolio

F_HAB Platform

Twenty (20) total patents – 6 issued and 14 pending

Composition of matter, formulations, methods of use and proprietary manufacturing processes

Major markets protected, including U.S., EU, China, Japan, New Zealand, Canada and Russia

Several Scientific presentations at ASCO and publications including Frontiers in Immunology and Protein Expression and Purification, two major Oncology Journals

SON-080 (Low-dose IL-6)

Two patents issued and unexpired – U.S.

Three patents filed and pending in major markets

- Low-Dose IL-6 Formulations and Methods of Use
- Method of Treating Age-Related Frailty with IL-6
- Methods of Treatment of Diabetes-Associated Autonomic Neuropathy

SONNET BioTherapeutics

Proven Leadership Team



Outlook Therapeutics
Bristol Myers Squibb
Genentech
UCL
Lilly

Pankaj Mohan, Ph.D.
Founder, CEO and Chairman



Goldman Sachs
Chardan
Hambrecht & Quist

Jay Cross
Chief Financial Officer



Ethicon
Medarex
Orthobio Therapeutics

John K. Cini, Ph.D.
Chief Scientific Officer & Co-Founder



Latham Biopharm Group
Xcellerex
Celltech
Lonza
Dow

Susan Dexter
Chief Technical Officer



gsk
Crucell
FDA
ClinReg Biologics, LLC

Richard Kenney, M.D.
Chief Medical Officer

Multiple Upcoming Milestones Expected to Drive Value

SON-1010

Phase 1: Solid Tumors (Monotherapy)

- Safety Data — 2H24
- Topline Efficacy Data — 1H25

Phase 1b/2a: PROC (Combo with Atezolizumab)

- Additional Safety Data — 2H24
- RP2D & Topline Efficacy Data — 2H25

Roche

SON-1210

Phase 1: Pancreatic Cancer

- IND Submission — 2H24
- 1st Patient Dose — 1H25

SARCOMA ONCOLOGY CENTER

SON-080

Phase 1: Peripheral Neuropathies (Monotherapy)

- Reported additional unblinded positive safety and efficacy data — JULY 2024

Ongoing: seeking partnership to support Phase 2 trial

SONNET BioTherapeutics

Investment Summary

Advancing Targeted Immune Activation Cancer Therapies to Turn 'Cold' Tumors 'Hot'

Fully Modular Technology Provides Single or Bispecific Payload Applications while Enhancing Payload Characteristics

Lead Programs Demonstrating Encouraging Results in Immune Activation and Tumor Reduction

Multiple Pipeline Expansion Opportunities Throughout High Value Solid Tumor Market



SONNET BioTherapeutics

Thank You!



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